AB Multi-Manager Select 2010 Fund

Portfolio of Investments

October 31, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.7%
Funds and Investment Trusts - 99.7% (a)
AB All Market Real Return Portfolio-Class Z (b)	67,058	$575,357
AB Bond Inflation Strategy Portfolio-Class Z (b)	158,270	1,709,317
AB Discovery Growth Fund, Inc.-Class Z (b)	17,081	192,167
AB Discovery Value Fund-Class Z (b)	9,701	188,484
AB Global Bond Fund, Inc.-Class Z (b)	325,671	2,810,543
AB Global Real Estate Investment Fund II-Class I (b)	31,387	388,573
AB High Income Fund, Inc.-Class Z (b)	69,698	571,523
AB Relative Value Fund-Class Z (b)	66,779	385,315
AB Unconstrained Bond Fund, Inc.-Class Z (b)	73,004	570,162
AQR International Defensive Style Fund-Class R6	42,966	578,319
AQR Style Premia Alternative Fund-Class R6	43,421	372,116
Baird Short Term Bond Fund	77,683	760,514
BlackRock Total Return Bond Fund-Class K	95,590	1,143,261
Boston Partners Long/Short Research Fund-Class INS	24,871	388,976
DFA Commodity Strategy Portfolio	69,922	381,777
iShares Core S&P 500 ETF	6,608	2,015,242
MFS Institutional International Equity Fund	14,257	389,077
PIMCO Real Return Fund	84,937	949,592
Schwab US Dividend Equity ETF	27,731	1,539,625
T. Rowe Price Emerging Markets Stock Fund-Class I	4,468	196,330
T. Rowe Price International Funds-International Discovery Fund-Class I	2,921	190,372
Vanguard FTSE Developed Markets ETF	4,525	191,860
Vanguard FTSE Emerging Markets ETF	4,553	190,543
Vanguard Short-Term Bond ETF	12,999	1,052,529
Vanguard Total Bond Market ETF	15,786	1,334,075

Total Investment Companies (cost $18,650,564)		19,065,649

SHORT-TERM INVESTMENTS - 0.3%
INVESTMENT COMPANIES - 0.3%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 1.78% (a)(b)(c) (cost $62,189)	62,189	62,189

Total Investments - 100.0% (cost $18,712,753) (d)		19,127,838
Other assets less liabilities - 0.0%		(1,091)

Net Assets - 100.0%		$19,126,747

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.
(d)

As of October 31, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $629,148 and gross unrealized depreciation of investments was $(214,062), resulting in net unrealized appreciation of $415,086.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2010 Fund

October 31, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Investment Companies	$19,065,649	$	– 0	–	$	– 0	–	$19,065,649
Short-Term Investments	62,189		– 0	–		– 0	–	62,189

Total	$19,127,838	$	– 0	–	$	– 0	–	$19,127,838

A summary of the Fund’s transactions in AB mutual funds for the three months ended October 31, 2019 is as follows:

												Distributions
Affiliated Issuer	Market Value 7/31/19 (000)		Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)		Market Value 10/31/19 (000)	Dividend Income (000)			Realized Gains (000)
AB All Market Real Return Portfolio	$544		$35	$12		$	– 0	–	$8		$575	$	– 0	–	$	– 0	–
AB Bond Inflation Strategy Portfolio	1,662		88	38			1		(4)		1,709		14			– 0	–
AB Discovery Growth Fund, Inc.	– 0	–	188	– 0	–		– 0	–	4		192		– 0	–		– 0	–
AB Discovery Value Fund	174		15	– 0	–		– 0	–	(1)		188		– 0	–		– 0	–
AB Global Bond Fund, Inc.	2,940		386	533			25		(7)		2,811		15			– 0	–
AB Global Real Estate Investment Fund II	367		5	11			1		27		389		2			– 0	–
AB High Income Fund, Inc.	567		29	21			– 0	–	(3)		572		9			– 0	–
AB Relative Value Fund	371		3	– 0	–		– 0	–	11		385		– 0	–		– 0	–
AB Unconstrained Bond Fund, Inc.	370		216	9			(1)		(6)		570		4			– 0	–
Government Money Market Portfolio	106		2,058	2,102			– 0	–	– 0	–	62		– 0	–*		– 0	–

Total	$7,101		$3,023	$2,726			$26		$29		$7,453		$44		$	– 0	–

*	Amount less than $500.